Exhibit 10.155


                               FIRST AMENDMENT TO
                           8.75% CONVERTIBLE DEBENTURE


         THIS FIRST AMENDMENT TO 8.75% CONVERTIBLE DEBENTURE (this "First Amendment") is made and entered into as of this 17th day of January, 2001 by and between DISPLAY TECHNOLOGIES, INC., a Nevada corporation f/k/a LA-MAN CORPORATION ("Borrower"), and RENAISSANCE US GROWTH & INCOME TRUST PLC ("Lender").

         WHEREAS, Borrower previously executed that certain 8.75% Convertible Debenture dated March 2, 1998 in the principal amount of $1,750,000 in favor of Lender, which is being held by Compass Bank as custodian for the benefit of the Lender (the "Debenture");

         WHEREAS, pursuant to the Debenture, Lender has the right to convert all or, in multiples of $100,000, any part of the Debenture into a certain number of fully paid and nonassessable shares of Common Stock of Borrower;

         WHEREAS, the Conversion Price (as defined in the Debenture) is $4.75 per share, subject to adjustment as provided in the Debenture; and

         WHEREAS, pursuant to that certain Agreement to Provide Guarantee dated the date hereof among Borrower, Lender and certain other parties, Borrower and Lender now desire to amend the Debenture to provide that the Conversion Price is $2.00 per share as of January ____, 2001, subject to adjustment as provided in the Debenture.

         NOW, THEREFORE, in consideration of the mutual premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Effective on the date hereof, the Conversion Price under Section 6(b) of the Debenture is hereby reduced to $2.00 per share. The Conversion Price shall be subject to further adjustment after the date hereof at the times and in accordance with the provisions set forth in Section 6(b).

         2. This First Amendment shall be effective as of the date hereof. Except as amended herein, the Debenture shall remain in full force and effect.

                            [signature page follows]

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         IN WITNESS  WHEREOF,  the parties have executed this First Amendment as of the day and year set forth above.

                                         DISPLAY TECHNOLOGIES, INC.,
                                         f/k/a La-Man Corporation


                                         By:  /s/ J. William Brandner
                                            ------------------------------------
                                         Its:  President
                                             -----------------------------------



                                         RENAISSANCE US GROWTH &
                                         INCOME TRUST PLC



                                         By:  /s/ Russell Cleveland
                                            ------------------------------------
                                             Russell Cleveland
                                             Director


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